NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                                                   Exhibit 10.22


                   SECOND AMENDMENT TO COST SHARING NATIONAL
                                 IRU AGREEMENT

     THIS SECOND AMENDMENT TO COST SHARING NATIONAL IRU AGREEMENT ("Amendment") is made and entered into as of the 30th day of March, 2000 (the "Amendment Effective Date"), by and between LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company ("Grantor") and SPLITROCK SERVICES, INC., a Delaware corporation ("Grantee"). This Amendment modifies and amends that certain Cost Sharing National IRU Agreement dated April 26, 1999 between Grantor and Grantee (the "Agreement"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

                                    RECITALS
                                    --------

     A. Grantee desires to obtain an IRU in fibers within and along new Segments and additional fibers within and along existing Segments of the Grantor System.

     B. Grantor desires to convey to Grantee an IRU in the fibers specified herein, subject to and in accordance with the terms and provisions set forth in this Amendment and the Agreement.

     C. Grantee desires to revise the pricing and space amounts that will be allocated to Grantee by Grantor for the placement of Grantee's electronic and optronic equipment in the Facilities.

     D. Grantor desires to revise the segregated space amounts for the Facilities as specified herein, subject to and in accordance with the terms and provisions set forth in this Amendment.

     E.  Grantor and Grantee desire to revise certain Exhibits of the Agreement.
                                                      --------

                               TERMS OF AMENDMENT
                               ------------------

     Accordingly, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor and Grantee hereby agree as follows:

                                   ARTICLE 1
                                  NEW SEGMENTS
                                  ------------

     1.01 The following Segments are hereby added to the Grantor System, and Grantor shall deliver an IRU in, and Grantee shall accept and pay for, an IRU in between (***) Grantee Fibers within and along the following additional Segments (the estimated Route Miles and Scheduled Completion Dates for each Segment are also set forth below):

Route Segment        City Pairs                  Estimated    Fiber Count   Price per      Estimated IRU        IRU Scheduled
                                                Route Miles                  mile          Contribution        Completion Date

-----------------------------------------------------------------------------------------------------------------------------------
3b              Pittsburgh to Washington D.C      272              4         (***)            (***)                 (***)
-----------------------------------------------------------------------------------------------------------------------------------
3d              Cleveland to Pittsburgh           162              4         (***)            (***)                 (***)
-----------------------------------------------------------------------------------------------------------------------------------
11b             Houston to New Orleans            366              4         (***)            (***)                 (***)
-----------------------------------------------------------------------------------------------------------------------------------


CONFIDENTIAL DRAFT                                                        Page 1
SECOND  AMENDMENT TO NATIONAL COST SHARING IRU AGREEMENT

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


      1.02 Grantee shall make the following payments with respect to the additional Initial Fibers set forth in Section 1.01:

      a. The IRU Contribution for the additional Initial Fibers shall be (***) per Route Mile. The IRU Contribution shall be due from Grantee to Grantor with respect to the additional Initial Fibers in each Segment as follows: (***).

      b.    The IRU Contribution for the additional Initial Fibers set forth in
Section 1.02(a) is unique to the additional Initial Fibers described in Section 1.01, and the Parties recognize that the IRU Contribution for Fibers requested by Grantee in other Segments of Grantor's System where there are no Grantee Fibers shall be subject to negotiation by the Parties.

      c. The additional Initial Fibers designated above shall be considered to be Grantee Fibers under the Agreement.


                                   ARTICLE 2
                               ADDITIONAL FIBERS
                               -----------------

      2.01 Grantee desires to add fiber to certain Segments ("Additional Fibers") where Grantee initially was to acquire an IRU in only (***) Initial Fibers. Grantor shall provide Grantee with an IRU in the Additional Fibers on the Scheduled Completion Dates specified below, and Grantee shall pay the "Additional IRU Contribution" for each Segment of Additional Fibers:

Route Segment       City Pairs             Estimated       Additional     Additional         Estimated          IRU Scheduled
                                          Route Miles       Fibers          IRU            Additional IRU      Completion Date
                                                                         Contribution       Contribution
                                                                          per Mile
-----------------------------------------------------------------------------------------------------------------------------------
N/A             Salt Lake City to Ogden        35              4            (***)              (***)                 (***)
-----------------------------------------------------------------------------------------------------------------------------------
12b             Ft. Worth to Dallas            30              8            (***)              (***)                 (***)
-----------------------------------------------------------------------------------------------------------------------------------
12d             Ft. Worth to Stratford        424              4            (***)              (***)                 (***)
-----------------------------------------------------------------------------------------------------------------------------------

      2.02 The Additional IRU Contribution shall be due from Grantee to Grantor with respect to the Additional Fibers in each Segment as follows: (***). The IRU Contribution for all other Initial Fibers shall remain the same.

      2.03 The Additional Fibers designated above shall be considered to be Grantee Fibers under the Agreement.

      2.04 The Additional IRU Contribution set forth in Section 2.01 is unique to the Additional Fibers described in Section 2.01, and the Parties recognize that any IRU Contribution for Fibers requested by Grantee in other Segments shall be subject to negotiation by the Parties (subject to the pricing for (***) along the entire System Route as described in Article 4 of the Agreement).

                                   ARTICLE 3
                                FACILITIES SPACE
                                ----------------
      3.01 Section 7.03 of the Agreement shall be deleted and replaced as follows:

      In the event that Grantee elects to obtain segregated space within Grantor's Facilities, Grantor will, upon the written request of Grantee (which request must be delivered to Grantor within sixty (60) days after the Effective Date, or, if new Segments are added to this Agreement through amendment, within sixty (60) days after the Amendment Effective
      Date), provide Grantee during the Term with segregated space in the Facilities


CONFIDENTIAL DRAFT                                                        Page 2
SECOND  AMENDMENT TO NATIONAL COST SHARING IRU AGREEMENT

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

      along the System Route for placement of Grantee's electronic and optronic equipment. Grantee shall be provided either approximately 144 square feet of space, 96 square feet of space, or 48 square feet of space in any Regeneration Facility or Opamp Facility and approximately 200 square feet in any Terminal Facility. Grantee shall have two (2) payment options with respect to segregated space, nonrecurring and recurring.

      Nonrecurring Payment. Grantee may elect to pay to Grantor, the following one-time fees for each Facility to be occupied by Grantee along such Segment based upon the number of square feet of space to be provided to Grantee (collectively, the "Facilities Contribution"):

         Approximately 200 square feet (Terminal Facilities only):  (***)
         Approximately 144 square feet:                             (***)
         Approximately 96 square feet:                              (***)
         Approximately 48 square feet:                              (***)

      The Parties recognize that the above-referenced Facilities Contributions are approximations, and in the event that Grantee obtains segregated space that has a different actual square footage than such approximations then Grantee shall pay the exact amount to Grantor based on the following formulae: (***) per square foot for Regeneration Facilities and Opamp Facilities; (***) per square foot for Terminal Facilities. The Parties also recognize that the Facilities Contributions are for raw square footage only, and do not include the cost of any racks to be installed by Grantor for Grantee, if any.

      Recurring Payment. Grantee may elect to pay the Facilities Contribution on a monthly basis. The monthly fees shall be paid over (***) for designated space to be occupied by Grantee throughout the Term, and shall be calculated as follows:

             Regen Facilities             (***) per month/per square foot
             Opamp Facilities             (***) per month/per square foot
             Terminal Facilities          (***) per month/per square foot

      The monthly fees shall be due and payable in advance on the first day of each month during the (***) term. Grantee shall give written notice to Grantor of its election to pay the Facilities Contribution.

      3.02 The first sentence of Section 7.04 of the Agreement shall be deleted and replaced as follows:

     In the event that Grantee elects to obtain shared space in lieu of the segregated space described in Section 7.03, Grantor will, upon the written request of Grantee within sixty (60) days of the Effective Date, or, if new Segments are added to this Agreement through amendment, within sixty (60) days after the Amendment Effective Date), provide Grantee during the Term with shared space in Regeneration Facilities, Opamp Facilities and Terminal Facilities along the System Route for the placement of Grantee's electronic and optronic equipment; such space shall be sufficient for the placement of up to four (4) equipment racks or cabinets (depending upon configuration) in the Regeneration Facilities and Opamp Facilities and up to eight (8) equipment racks or cabinets in the Terminal Facilities.

CONFIDENTIAL DRAFT                                                        Page 3
SECOND  AMENDMENT TO NATIONAL COST SHARING IRU AGREEMENT

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                   ARTICLE 4
                         REVISION TO GRANTOR SYSTEM MAP
                         ------------------------------

     The Exhibit "A" attached to the Agreement (Grantor System Map) is hereby
         -----------
deleted and in lieu thereof the Exhibit "A" attached hereto (Grantor System Map)
                                -----------
is hereby substituted and may be further amended by letter agreement between the Parties, pursuant to Article 25.

                                   ARTICLE 5
                                   ---------
                  REVISION TO GRANTOR INTERCITY ROUTE SCHEDULE
                  --------------------------------------------

     The Exhibit "B" attached to the Agreement (Grantor Intercity Route
         -----------
Schedule) is hereby deleted and in lieu thereof the Exhibit "B" attached hereto
                                                    -----------
(Grantor Intercity Route Schedule) is hereby substituted and may be further amended by letter agreement between the Parties, pursuant to Article 25.

                                   ARTICLE 6
                    REVISION TO CONSTRUCTION SPECIFICATIONS
                    ---------------------------------------

     The Exhibit "F" attached to the Agreement (Construction Specifications) is
         -----------
hereby deleted and in lieu thereof the Exhibit "F" attached hereto (Construction
                                       -----------
Specifications) is hereby substituted and may be further amended by letter agreement between the Parties, pursuant to Article 25..



     IN WITNESS WHEREOF, Grantor and Grantee have executed this Amendment as of the date first above written.


                                LEVEL 3 COMMUNICATIONS, LLC, a
                                        Delaware limited liability company


                                By     /s/ Jon Yount
                                  --------------------------------------------
                                Title:  Vice President
                                      ----------------------------------------
                                Date:    March 28, 2000
                                      ----------------------------------------


                                SPLITROCK SERVICES, INC.,
                                        a Delaware corporation


                                By /s/ Patrick J. McGettigan, Jr.
                                  --------------------------------------------
                                Title:  Senior Vice President
                                      ----------------------------------------
                                Date:     February 29, 2000
                                      ----------------------------------------


CONFIDENTIAL DRAFT                                                        Page 4
SECOND  AMENDMENT TO NATIONAL COST SHARING IRU AGREEMENT

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


                                  EXHIBIT "B"
                              SEGMENTS/CITY PAIRS
                              -------------------
                        GRANTOR INTERCITY ROUTE SCHEDULE
                        --------------------------------

Route Segment          City Pairs               Estimated    Fiber Count  Price per    Estimated IRU      IRU Scheduled
                                               Route Miles                   mile        fee/1/          Completion Date
-----------------------------------------------------------------------------------------------------------------------------------
             NORTHWEST DISTRICT
-----------------------------------------------------------------------------------------------------------------------------------
4e           Las Vegas to Ogden                  476            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
             Salt Lake City to Ogden/2/           35            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
13a          Sacramento to Portland              643            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
13b          Portland to Seattle                 193            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
18a          Seattle to Boise                    550            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
18b          Boise to Ogden                      395            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
                             Regional Total    2,257                                      (***)
-----------------------------------------------------------------------------------------------------------------------------------
             N. CALIFORNIA DISTRICT
-----------------------------------------------------------------------------------------------------------------------------------
2a           San Jose to San Francisco            45            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
2b           San Jose to San Luis Obispo         198            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
2c           San Luis Obispo to Los Angeles      244            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
2d           San Francisco to Oakland             10            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
2e           Oakland to Sacramento                85            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
                             Regional Total      582                                      (***)
-----------------------------------------------------------------------------------------------------------------------------------
             PHOENIX DISTRICT
-----------------------------------------------------------------------------------------------------------------------------------
4a1          LA to San Bernardino                 67            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
4a2          San Bernardino to Las Vegas         229            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
8            LA to San Diego/3/                  165            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
12a          San Diego to Phoenix                355            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
12c          Phoenix to Santa Teresa (El Paso)   417            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
                             Regional Total    1,233                                      (***)
-----------------------------------------------------------------------------------------------------------------------------------
             DENVER DISTRICT
-----------------------------------------------------------------------------------------------------------------------------------
4b           St. Louis to Chicago                299            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
4c           Kansas City to St. Louis            302            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
4d           Omaha to Kansas City                215            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
4f           Ogden to Denver                     603            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
4g           Denver to Omaha                     554            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
12e          Santa Teresa (El Paso) to Stratford 471            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
14a          Denver to Stratford                 358            4          (***)          (***)               (***)
-----------------------------------------------------------------------------------------------------------------------------------
                             Regional Total    2,802                                      (***)
-----------------------------------------------------------------------------------------------------------------------------------

/1/ Estimated IRU Contribution: IRU fee to be determined by actual route miles /2/ This segment only broken out due to change in fiber count
/3/ In the original IRU, this segment is broken down into LA to Orange and Orange to San Diego

CONFIDENTIAL DRAFT                                                        Page 5
SECOND  AMENDMENT TO NATIONAL COST SHARING IRU AGREEMENT

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


------------------------------------------------------------------------------------------------------------------------
5c           Dallas to Memphis            514            4          (***)         (***)                (***)
------------------------------------------------------------------------------------------------------------------------
5e           Memphis to Nashville         251            4          (***)         (***)                (***)
------------------------------------------------------------------------------------------------------------------------
7            Dallas to Houston            247            4          (***)         (***)                (***)
------------------------------------------------------------------------------------------------------------------------
11b          Houston to New Orleans       366            4          (***)         (***)                (***)
------------------------------------------------------------------------------------------------------------------------
11c1         New Orleans to Tallahassee   481            4          (***)         (***)                (***)
------------------------------------------------------------------------------------------------------------------------
12b          Ft. Worth to Dallas           30           12          (***)         (***)                (***)
------------------------------------------------------------------------------------------------------------------------
12d          Stratford to Ft. Worth       424            8          (***)         (***)                (***)
------------------------------------------------------------------------------------------------------------------------
19a          San Antonio to Houston       218            4          (***)         (***)                (***)
------------------------------------------------------------------------------------------------------------------------
19b          San Antonio to Austin         79            4          (***)         (***)                (***)
------------------------------------------------------------------------------------------------------------------------
19c          Austin to Ft. Worth          208            4          (***)         (***)                (***)
------------------------------------------------------------------------------------------------------------------------
                       Regional Tot al  2,818                       (***)
------------------------------------------------------------------------------------------------------------------------
             SOUTHEAST DISTRICT
------------------------------------------------------------------------------------------------------------------------
5d           Louisville to Cincinnati     126            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
5f           Nashville to Louisville      230            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
9b           Atlanta to Charlotte         253            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
9d           Charlotte to Raleigh         200            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
10a          Atlanta to Jacksonville      350            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
10b          Orlando to Miami             252            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
10c          Jacksonville to Orlando      141            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
11a          Tampa to Miami               300            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
11c2         Tallahassee to Tampa/5/      244            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
17           Nashville to Atlanta         381            8          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
                       Regional Total   2,477                                    (***)
------------------------------------------------------------------------------------------------------------------------
             NORTHEAST DISTRICT
------------------------------------------------------------------------------------------------------------------------
1a           Newark to New York            16            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
1b           Princeton to Newark           42            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
1c           Philadelphia to Princeton     61            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
1d           Wilmington to Philadelphia    37            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
6a           New York to Stamford/6/       45            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
6b           Providence to Boston          49            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
6d           Stamford to Hartford          96            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
6e           Hartford to Providence        81            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
15a          Cleveland to Buffalo         192            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
15b          Albany to Boston             175            4          (***)        (***)               (***)
------------------------------------------------------------------------------------------------------------------------
                       Regional Total     794                                    (***)
------------------------------------------------------------------------------------------------------------------------

/4/ In the original IRU, this segment is combined with Tallahassee to Tampa to form N.O. to Tampa
/5/ In the original IRU, this segment is combined with New Orleans to
    Tallahassee to form N.O. to Tampa
/6/ In the original IRU, this segment is broken down into New York to White
    Plains and White Plains to Stamford

CONFIDENTIAL DRAFT                                                        Page 6
SECOND  AMENDMENT TO NATIONAL COST SHARING IRU AGREEMENT

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

             NEW YORK DISTRICT
---------------------------------------------------------------------------------------
1e           Baltimore to Wilmington        79        4       (***)     (***)    (***)
---------------------------------------------------------------------------------------
1f           Washington DC to Baltimore     78        4       (***)     (***)    (***)
---------------------------------------------------------------------------------------
3a           Chicago to Detroit            324        4       (***)     (***)    (***)
---------------------------------------------------------------------------------------
3b           Pittsburgh to Washington DC   272        4       (***)     (***)    (***)
---------------------------------------------------------------------------------------
3c           Detroit to Cleveland          190        4       (***)     (***)    (***)
---------------------------------------------------------------------------------------
3d           Cleveland to Pittsburgh       162        4       (***)     (***)    (***)
---------------------------------------------------------------------------------------
5a           Chicago to Indianapolis       239        4       (***)     (***)    (***)
---------------------------------------------------------------------------------------
5b           Indianapolis to Cincinnati    114        4       (***)     (***)    (***)
---------------------------------------------------------------------------------------
9a           Richmond to Washington DC     120        4       (***)     (***)    (***)
---------------------------------------------------------------------------------------
9c           Raleigh to Richmond           175        4       (***)     (***)    (***)
---------------------------------------------------------------------------------------
                         Regional Total  1,727                          (***)
---------------------------------------------------------------------------------------
             E. CANADA DISTRICT
---------------------------------------------------------------------------------------
15c          Toronto to Buffalo            111        4       (***)     (***)   (***)
---------------------------------------------------------------------------------------
15d          Montreal to Albany            240        4       (***)     (***)   (***)
---------------------------------------------------------------------------------------
15e          Toronto to Ottawa             260        4       (***)     (***)   (***)
---------------------------------------------------------------------------------------
15f          Ottawa to Montreal            103        4       (***)     (***)   (***)
---------------------------------------------------------------------------------------
                       Regional Total      714                          (***)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

                     Nationwide Total=  15,467
---------------------------------------------------------------------------------------

CONFIDENTIAL DRAFT                                                        Page 7
SECOND  AMENDMENT TO NATIONAL COST SHARING IRU AGREEMENT

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                  EXHIBIT "F"
                          CONSTRUCTION SPECIFICATIONS
                          ---------------------------

                                 1.1.  General
                                 -------------

The intent of this Exhibit is to delineate the specifications and standards for construction of the Grantor System. In the event any federal, state, local or private agency having jurisdiction shall impose higher standards, Grantor will comply and conform with such higher standards.

                                1.1.1.  Material
                                ----------------
 .  Steel casings shall be minimum 35,000 PSI.
 .  Any exposed steel conduit, brackets or hardware (i.e., bridge attachments)
   shall be galvanized.
 .  Hand holes shall have a minimum 20,000 pound loading rating with six to twelve inches (6 to 12") of cover.
 .  Manholes shall have a minimum H-20 loading rating.
 .  Fiber optic cable shall be single-armored.
 . HDPE SDR 11 conduits shall be used for plowing and HDPE SDR 9 conduits shall be installed in rock areas.

                             1.1.2.  Minimum Depths
                             ----------------------
 .  Minimum cover required in the placement of conduit shall be forty-two inches
   (42"), except in the following instances:

 . In drainage ditches, the Grantor System shall be placed with a minimum cover of forty-two inches (42") below the clean out elevation; unless the controlling authority requires additional depth in which case the greatest depth will be maintained.

 . Where the Grantor System crosses railroads, the Grantor System shall be placed at a minimum depth of sixty inches (60") below the base of rail or sixty inches (60") below the paralleling drainage ditches, whichever is greater.

 . Unless otherwise specified, where the Grantor System crosses gullies, ditches, streams, rivers, creeks, canals, and washes, the Grantor System will be placed at a minimum cover of forty-eight inches (48") below the bottom of the waterway unless the controlling authority requires additional depth in which case the greatest depth will be maintained. In navigable waterways, the Grantor System shall be placed a minimum of twenty feet (20') below the bottom of the waterway, or as detailed on the drawings or directed by the contractor.

 . Where the Grantor System crosses existing facilities, including pipes, cables, or other structures, the Grantor System will be placed to maintain a minimum of twelve inches (12") clearance under the existing facility or a minimum clearance as required by the governing authorities or facility owner, whichever is greater. In the event that the top of sub-surface existing facility is greater than seventy-two inches (72") below grade, the Grantor System may be placed over the object while maintaining the twelve-inch (12") clearance if such action is not in conflict with permits and in accordance with the requirements of governing authorities and ROW owners. In all cases, the Grantor System shall be placed a minimum of forty-two inches (42") below grade.

        When rock is encountered at grade, the rock shall be excavated to
        ---------------------------------
        provide duct system cover of eighteen inches (18"). The Grantor System shall be installed by one of the following methods:

CONFIDENTIAL DRAFT                                                        Page 8
SECOND  AMENDMENT TO NATIONAL COST SHARING IRU AGREEMENT

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

 . The Grantor System shall be installed on a two-inch (2") bed of select backfill and covered in a one and one-half (1-1/2) sack concrete mix eight inches (8") thick. The remainder of the trench shall be backfilled per the requirements of Section 13.

 . The Grantor System shall be installed on a two-inch (2") bed of select backfill and then covered by select backfill to two inches (2") above the Grantor System. A one-quarter-inch (1/4") steel plate will cap the select backfill and the remainder of the trench backfilled per the requirements of
   Section 13.

 . The Grantor System shall be installed in a steel casing. The remainder of the trench shall be backfilled per the requirements of Section 13.

        When rock is encountered at six inches (6") or less below grade, the
        ---------------------------------------------------------------
        rock shall be excavated a minimum of eight inches (8") deep from the top of the rock, maintaining a minimum cover of eighteen inches (18") below grade. The Grantor System shall be installed by one of the following three (3) methods:

 . The Grantor System shall be installed on a two-inch (2") bed of select backfill and covered in a one and one half (1-1/2) sack concrete mix eight inches (8") thick. The remainder of the trench shall be backfilled per the requirements of Section 13.

 . The Grantor System shall by installed on a two-inch (2") bed of select backfill and then covered by select backfill to two inches (2") above the Grantor System. A one-quarter-inch (1/4") steel plate will cap the backfill. The remainder of the trench shall be backfilled per the requirements of
   Section 13.

 . The Grantor System shall be installed in a steel casing. The remainder of the trench shall be backfilled per the requirements of Section 13.

        When rock is encountered more than six inches (6") but less than thirty
        -----------------------------------------------------------------------
        inches (30") below grade, the rock shall be excavated a minimum of eight
        ------------------------
        inches (8") deep from the top of the rock, maintaining a minimum cover of eighteen inches (18") below grade. The Grantor System shall be installed by one of the following four (4) methods:

 . The Grantor System shall be installed on a two-inch (2") bed of select backfill and covered in a one and one half (1-1/2) sack concrete mix eight inches (8") thick. The remainder of the trench shall be backfilled per the requirements of Section 13.

 . The Grantor System shall by installed on a two-inch (2") bed of select backfill and then covered by select backfill to two inches (2") above the Grantor System. A one-quarter-inch (1/4") steel plate will cap the backfill. The remainder of the trench shall be backfilled per the requirements of
   Section 13.

 . The Grantor System shall be installed in a steel casing. The remainder of the trench shall be backfilled per the requirements of Section 13.

 . The rock shall be excavated eighteen inches (18") deep from the surface of the rock or to forty-two inches (42") of cover whichever requires less excavation. No further protection will be required other than a two-inch (2") bed of select backfill and then covered by select backfill to four inches (4") above the Grantor System.

        When rock is encountered thirty inches (30") or more below grade, the
        ----------------------------------------------------------------
        rock shall be excavated eight inches (8") deep from the top of the rock, or forty- two inches (42") of cover whichever requires less excavation. The Grantor System shall be installed by the following method:


CONFIDENTIAL DRAFT                                                        Page 9
SECOND  AMENDMENT TO NATIONAL COST SHARING IRU AGREEMENT

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

 . The Grantor System shall be installed on a two-inch (2") bed of select backfill and then covered by select backfill to two inches (2") above the Grantor System. The remainder of the trench shall be backfilled per the requirements of Section 13.

 . In the case of the use/conversion of existing steel pipelines or salvaged conduit systems, the existing depths shall be considered adequate.

                       1.1.3.  Buried Cable Warning Tape
                       ---------------------------------

All conduit will be installed with buried cable warning tape except where existing steel pipelines or salvaged conduit systems are used. The warning tape shall generally be placed at a depth of 12 inches (12") below grade and directly above the conduit.

                          1.1.4.  Conduit Construction
                          ----------------------------

 . Conduits may be placed by means of trenching, plowing, jack and bore, or directional bore. Conduit will generally be placed on a level grade parallel to the surface, with only gradual changes in grade elevation.

 .  Steel conduit will be joined with threaded collars, Zap-Lok or welding.

 . When directional bore methods are used, the bore depth with steel casing shall be a minimum of five feet (5') below base of rail and five feet (5') below natural ground. For depths greater than ten feet (10') below base of rail and five feet (5') below natural ground, a single HDPE SDR 11 casing may be used in lieu of a steel casing. Approved mini-directional wet bores shall be installed a minimum depth of ten feet (10') below the toe of ballast section and a minimum of five feet (5') feet below natural ground line, pursuant to the following parameters:

 . All bores are to be either Duct or HDPE-casing bores with the exception of those where the ROW owner specifies steel.

  All Duct bores (bores without casing) with the exception of common driveway
  ---------------------------------------------------------------------------
 crossings shall use SDR 9 Duct. Driveway bores and cased bores may use SDR 11
 -----------------------------------------------------------------------------
                                     Duct.
                                     -----

 . All conduits placed on DOT bridges will be bullet-proof fiberglass where allowed by the authority and all other bridges galvanized steel conduit shall be installed.

 . All conduits placed on bridges shall have expansion joint placed at each structural (bridge) expansion joint or at least every one hundred feet (100'), whichever is the shorter distance.

                         1.1.5.  Innerduct Installation
                         ------------------------------

 .  HDPE innerducts, where utilized, shall be one and one-quarter inches (1-
   1/4").
 .  HDPE innerduct(s), where utilized, shall be encased by a HDPE or steel conduit.
 . HDPE innerduct(s) shall extend beyond the end of all conduits a minimum of 18 inches (18").

                           1.1.6.  Cable Installation
                           --------------------------

 . The fiber optic cable shall be installed using a powered pulling winch and hydraulic powered assist pulling wheels. The maximum pulling force to be applied to the fiber optic cable shall be 600 pounds.

 . Bends of small radii (less then 20 times the outside diameter of the cable) and twists that may damage the cable shall be avoided during cable placement.


CONFIDENTIAL DRAFT                                                       Page 10
SECOND  AMENDMENT TO NATIONAL COST SHARING IRU AGREEMENT

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


 .  The cable shall be lubricated and placed in accordance with the cable manufacturer specifications.
 .  A pulling swivel break-away rated at 600 pounds shall be used at all times.
 .  All splices will be contained in a hand hole or manhole.
 .  A minimum of thirteen feet (13') of slack cable will be left in all intermediate hand holes or manholes.
 .  A minimum of fifty feet (50') of slack cable from each cable end will be left in all splice locations.
 . A minimum of one hundred feet (100') of slack cable will be left in all Regeneration and ILA Facilities.

                         1.1.7  Manholes and Hand holes
                         ------------------------------
 .  Hand holes and Manholes placed in traveled surface streets be HS-20 loading rated and shall have locking lids.
 . Hand holes shall be placed in all other areas and be installed with a minimum of six inches (6") of soil covering the lid.

                     1.1.8.  Cable Markers (Warning Signs)
                     -------------------------------------

Cable markers (with the same information as buried cable warning tape) shall be installed at all changes in cable running line directions, waterways, subsurface utilities, hand holes and at both sides of street, highway, bridge or railroad crossings. At no time shall any markers be spaced more than one thousand feet (1000') feet apart. Markers shall be positioned so that they can be seen from the location of the cable and generally set facing perpendicular to the cable running line.

                               1.1.9.  Compliance
                               ------------------

All work will be done in strict accordance with federal, state, local and applicable private rules and laws regarding safety and environmental issues, including those set forth by OSHA and the EPA. In addition, all work and the resulting fiber system will comply with the current requirements of all governing entities (FCC, NEC, DEC, and other national, state, and local codes).

                           1.1.10.  As-Built Drawings
                           --------------------------

 .  As-built drawings will contain a minimum of the following:

 . Information showing the location of running line, relative to permanent land marks, including but not limited to, railroad mileposts, boundary crossings and utility crossings.

 .  Manhole and hand hole locations.
 .  Conduit information (type, length, expansion joints, etc.).
 .  Notation of all deviations from specifications (depth, etc.).
 .  ROW detail (type, centerline distances, boundaries, waterways, road crossings, known utilities and obstacles).
 .  Cable marker locations and stationing.
 .  Fiber Optic Cable Data (type, manufacturer, reel Ids, sequentials, slack coils, splice points, etc.).
 .  Regeneration and Optical Amplifier Facility locations and floor plans.
 .  Drawings will be updated with actual field data during and after construction.
 .  Metro area scale shall not exceed 1 inch = 200 feet.
 .  Rural area scale shall not exceed 1 inch = 500 feet.

CONFIDENTIAL DRAFT                                                       Page 11
SECOND  AMENDMENT TO NATIONAL COST SHARING IRU AGREEMENT

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

 . As-built drawings will be provided within 90 days after the Acceptance Date, in both hard copy and electronic format. Updates to the as-built drawings will be provided within 60 days of completion of change.

                          1.1.11.  Aerial Construction
                          ----------------------------

 . Subject to Section 7.01 of the IRU Agreement, aerial construction methods will only be in local loop construction and in those circumstances where buried construction techniques are impractical due to environmental conditions, schedule or economic considerations, right-of-way issues or code restrictions. Aerial construction on utility structures using optical groundwire or all dielectric self-support methods may be used.

 . Aerial design standards and construction techniques will conform with industry-accepted practices for aerial fiber option cable systems. All aerial plant must comply with applicable national (i.e., NEC, NESC, etc.), state and local codes.The fiber optic cable placed on an aerial system shall be armored and designed for aerial applications.

 .  The cable will be placed in accordance with manufacturer specifications.
   Cable tension will be monitored during placement. Cable rollers will be placed at a maximum interval of thirty-five feet (35'). Cable expansion loops will be placed at ever pole. Cable identification/warning tags will be placed at every pole. All cable splices will be buried in hand holes or manholes.

 . Cable sheath to suspension strand bonds and grounding will be performed at the first and last pole of the system and at .25 mile intervals.

 .  Fiber optic cable at all riser poles will be protected with galvanized steel
   U-guard from twelve inches (12") below grade to a point twenty four inches (24") below the suspension strand. Conduit sweeps will be used to transition from the U-guard to either a hand hole or manhole.

 . All aerial plant will be designed and constructed with 10M EHS (Class A galvanized) suspension strand unless otherwise dictated by the pole owners or field conditions. The fiber optic cable will be double lashed to the suspension strand using 45 mil stainless lashing wire.

 . Span length shall account for storm loading (wind and ice) in accordance with zones outlined in NESC code. Sags and tensions will be calculated in accordance with industry accepted practices and account for strand size, span length, ambient temperature at placement, and loading. The suspension strand will be transformed with a strand dynamometer. A catenary suspension system may be used if the system exceeds maximum span length specifications.

 . Prior to attachment to any existing pole line, the system will be inspected for compliance with applicable codes and standards, as well as the physical condition of the poles and existing hardware. Any make-ready work will be reviewed with the pole owner and specifically addressed prior to construction.

 .  If a pole line needs to be constructed, the preferred poles will be Class 4
   (40 feet) and Class 5 (35 feet). Use of the preferred poles will make it unnecessary to calculate pole loading (horizontal, vertical and bending moments) in most field conditions. Some unusual conditions may require the use of a stronger class pole. Depth of placement will be dictated by soil conditions, slope of terrain and length of pole. Poles will be guyed in accordance with industry-accepted standards. All pole attachment hardware will be galvanized steel.

 . Aerial cable will be placed below power attachments and above all other attachments unless otherwise dictated by the pole owner. Pole contact clearances and locations will be dictated by current NESC code and the presence of existing attachments; however, the following minimum objective clearances will apply:


CONFIDENTIAL DRAFT                                                       Page 12
SECOND  AMENDMENT TO NATIONAL COST SHARING IRU AGREEMENT

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

 .  Power line-forty inches (40") (below).
 .  Non-current carrying power line-thirty inches (30").
 .  Telephone, CATV and other signal lines-twelve inches (12") (below).

 . Vertical clearances for crossings or parallel lines will be dictated by current NESC code; however, the objective clearance for most objects (roads, alleys, etc.) is eighteen feet (18') (at 100 degree F) with the exception of railroad tracks and waterways which have an objective of 27 feet (27') (at 100 degree F).


CONFIDENTIAL DRAFT                                                       Page 13
SECOND  AMENDMENT TO NATIONAL COST SHARING IRU AGREEMENT